                                                                    EXHIBIT 10.5

                             NOTE PURCHASE AGREEMENT

                 This NOTE PURCHASE AGREEMENT (the "Agreement"), dated as of May 12, 1995, is made by and among ANCHOR NATIONAL LIFE INSURANCE COMPANY, a California corporation, SUN LIFE INSURANCE COMPANY OF AMERICA, an Arizona corporation, and SUNAMERICA INC., a Maryland corporation (collectively, "SunAmerica"), AIF II, L.P., a Delaware limited partnership, LION ADVISORS, L.P., a Delaware limited partnership, on behalf of an account under management (together with AIF II, L.P., "Apollo"), GRACE BROTHERS, LTD., an Illinois limited partnership ("Grace") and UPCHURCH LIVING TRUST U/A/D 12/14/90 ("Upchurch") (each a "Holder," and collectively, the "Holders"), AMERICAN SHARED HOSPITAL SERVICES, a California corporation (the "Company") and Ernest A. Bates, M.D. ("Dr. Bates").

                 WHEREAS, the Company has not made interest payments with respect to its 14-3/4% Senior Subordinated Notes due 1996 (the "14-3/4% Notes") and its Senior Subordinated Exchangeable Reset Notes due 1996 (the "16-1/2% Notes" and together with the 14-3/4% Notes, the "Notes") since April 15, 1992; and

                 WHEREAS, the Holders, severally and not jointly, are the beneficial owners of certain of the Notes; and

                 WHEREAS, the parties hereto entered into an Exchange Agreement, dated as of February 14, 1995 (the "Exchange Agreement") providing for a comprehensive restructuring of the Company's obligations including (a) an exchange offer and certain other transactions contemplated by the Exchange Agreement (the "Exchange Offer"), providing for, among other things, the exchange of 1,969.3556 shares of Common Stock (as defined below) for each $1,000 principal amount (and accrued interest thereon) of the 14-3/4% Notes held by the Holders and 2,020.7943 shares of Common Stock for each $1000 principal amount (and accrued interest thereon) of the 16-1/2% Notes held by the Holders, as described in the Company's proxy statement dated February 14, 1995 (the "Proxy Statement") and (b) the modification of certain equipment leases and certain related transactions between the Company and its subsidiaries on the one hand and General Electric Company, acting through GE Medical Systems on the other hand, as described in the Proxy Statement (the "GE Lease Modification" and, together with the Exchange Offer, the "Restructuring Transactions");


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



                 WHEREAS, the Company has proposed a purchase of the Holders' Notes (the "Note Purchase") for cash and equity in lieu of the Restructuring Transactions; and


                 WHEREAS, the Company and the Holders' desire to amend the Exchange Agreement to, among other things, provide that the Exchange Agreement shall terminate upon consummation of the Note Purchase.

                 NOW THEREFORE, the parties hereby agree as follows:

SECTION 1.       The Note Purchase

    Section 1.1      Agreement to Sell and to Purchase

                     (a) Subject to the terms and conditions hereof, each of the Holders, severally and not jointly, shall sell to the Company, and the Company shall purchase from each Holder, such principal amount of Notes, the Company shall, in consideration therefore pay to each Holder, on the Closing Date, the amount of cash, and number of shares of Common Stock and warrants to purchase Common Stock, which shall be substantially in the form of Exhibit A hereto and immediately exerciseable upon the payment of an exercise price initially equal to $0.75 (the "Warrants") as set forth below:

                                                                    Shares of          Common
                                                                    Common              Stock
  Holder               Notes                    Cash                Stock              Warrants
----------           ----------            -------------            -------            -------
SunAmerica           $9,515,000            $2,098,372.45            441,487            116,436
Apollo               $6,500,000            $1,433,465.15            301,594             79,541
Grace                $1,600,000            $  343,864.65             72,347             19,081
Upchurch             $   79,000            $   16,978.32              3,572                942

                     (b) Subject to the terms and conditions hereof, if the Company issues additional equity to Dr. Bates as described in the letter agreement dated May 5, 1995 (the "Letter Agreement") among the Company, Apollo and SunAmerica (the "Additional Issuance") after the Closing Date, the Company shall, in consideration for the Notes purchased pursuant to this Section 1, concurrently issue to each Holder such number of additional Warrants and shares of Common Stock (the "Delayed Securities")


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



as set forth in Exhibit A to the Letter Agreement (and in any event sufficient Delayed Securities so that each such Holder thereafter holds the same percentage of the outstanding Common Stock (assuming full exercise of the Warrants)).

     Section 1.2              Closing

                 The closing of the Note Purchase (the "Closing") shall take place at 2:00 p.m., local time, on May 17, 1995, or such other date as the parties hereto shall agree in writing (the "Closing Date"), at the offices of Sidley & Austin, Los Angeles, California or at such other place as the parties hereto shall agree in writing.

                 At the Closing (a) each Holder shall deliver (i) either (A) certificates, duly endorsed for transfer, or (B) by book-entry transfer into the indenture trustee's account at The Depository Trust Company, of the Notes being delivered by such Holder pursuant to Section 1.1, (ii) duly executed consents with respect to each Note substantially in the form of Exhibit A to the Exchange Agreement (the "Consents"), and (iii) executed letters of withdrawal or resignation from the Board of Directors of the Company from each of the persons nominated by the Holders, and (b) the Company shall (i) deposit into bank accounts, designated by each Holder, by wire transfer of immediately available funds, an amount equal to the aggregate cash portion of the purchase price being paid to such Holder pursuant to Section 1.1 above, and (ii) deliver to each Holder (x) a stock certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock specified pursuant to Section 1.1 above, and (y) a warrant certificate or certificates substantially in the form of Exhibit A representing the Warrants specified pursuant to Section 1.1 above. Concurrently with the closing of any Additional Issuance the Company shall deliver to each Holder a stock certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock and a warrant certificate or certificates representing the duly authorized and validly issued Warrants comprising the Delayed Securities issuable on such date. The certificates representing the shares of Common Stock and the Warrants shall be in definitive form and registered in the name of the Holder or its nominee or designee and in such denominations as such Holder shall request not later than one business day prior to the Closing Date or the closing date of an Additional Issuance as the case may be.

SECTION 2.       Amendment of Exchange Agreement


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


                          (a) The last sentence of Section 1(a)(ii) of the
Exchange Agreement is hereby amended in its entirety by substituting therefore the following:

                          "The Consents shall not be effective for any purpose until immediately prior to the consummation of the Exchange Offer and shall be returned to the respective Holders who executed such instruments at the close of business on May 25, 1995, if the Exchange Offer has not been consummated."

                          (b) Section 1(b) of the Exchange Agreement is hereby
amended in its entirety by substituting therefore the following:

                          "(b) The Company hereby agrees to cause all of the Notes tendered into the Exchange Offer to be returned to the respective Holders thereof at the close of business on May 25, 1995, if the Exchange Offer has not been consummated."

                          (c) Section 2.1(o) of the Exchange Agreement is hereby
amended in its entirety by substituting therefore the following:

                          "the Company and CuraCare, Inc., on the one hand, and DVI Financial Services, Inc. and DVI Business Credit, Inc. (collectively, "DVI"), on the other hand, shall have entered into a permanent credit facility in accordance with the terms of DVI's letter to the Company dated April 28, 1995 and in accordance with the intercreditor arrangements with GE as set forth in GE's letter to the Company dated April 21, 1995;"

                          (d) Section 5 of the Exchange Agreement is hereby
amended by adding the following immediately after Section 5.4 thereof:

                          "5.5 Shareholders Meeting

                                 The Company hereby agrees that it will (i)
reconvene the April 7, 1995 shareholders meeting on May 18, 1995, (ii) not adjourn such reconvened meeting, and (iii) take the shareholders vote and all related actions with respect to the matters described in the Proxy Statement on such date.


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

                          5.6  Specific Performance

                                   Each of the Company and Dr. Bates hereby
                 acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Agreement or any of the Documents or any of the Restructuring Transactions were not performed in accordance with their specific terms or were otherwise breached. Consequently, each of the Company and Dr. Bates hereby agrees that each Holder shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement or any other Document or any of the Restructuring Transactions and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law."

                             (e) Section 6.1(d) of the Exchange Agreement is
hereby amended in its entirety by substituting therefore the following:

                             "(d) automatically on the earlier of (i) the
closing of the purchase of the Notes held by each Holder pursuant to the Note Purchase Agreement, dated as of May 12, 1995, by and among the parties hereto and (ii) May 25, 1995 or such earlier date on or after May 15, 1995 designated by Apollo and SunAmerica in a written notice to the Company."

                             (f) Except as expressly set forth herein, all terms
and conditions of the Exchange Agreement shall remain unaffected. All references to the term "Agreement" therein shall be deemed to refer to the Exchange Agreement as modified hereby.


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


SECTION 3.                Closing Conditions

     Section 3.1            Conditions to Obligations of Holders

                 The obligations of the Holders pursuant to Section 1 hereof are subject to the satisfaction of each of the following conditions:


                            (a) The expiration or termination of any waiting
period (and any extension thereof) applicable to the consummation of the Note Purchase or any of the transactions contemplated hereby (collectively, the "Purchase Transactions") under any applicable law;

                            (b) the delivery of a certificate or certificates,
dated the Closing Date and signed by the Chairman of the Board of Directors and the Chief Financial Officer of the Company, certifying (A) that the conditions set forth in Sections 3.1(h) and 3(j) hereof have been satisfied and (B) such other matters as each of the Holders may reasonably request;

                            (c) the delivery of an opinion, dated the Closing
Date and addressed to each Holder, from Sidley & Austin, counsel to the Company, substantially in the form of Exhibit B hereto;

                            (d) the delivery of a certificate, dated as of a
recent date and signed by the Company's stock transfer agent, certifying the number of outstanding Shares of Common Stock;

                            (e) all fees and expenses incurred in connection
with the negotiation of the Restructuring Transactions and the negotiation and consummation of the Note Purchase and the other Purchase Transactions including, without limitation, the fees and expenses of legal counsel representing Apollo and SunAmerica shall have been paid in full;

                            (f) there shall have been no order or preliminary or
permanent injunction entered in any action, claim or proceeding and no law enacted, entered, enforced, promulgated, amended, issued or deemed applicable to
(A) the Holders, the Company or any subsidiary or affiliate of the Company or the Holders or (B) the Note Purchase, which shall have remained in effect and which shall have had the effect of:


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


(1) making illegal, materially delaying or otherwise directly or indirectly prohibiting or making materially more costly the consummation of the Note Purchase or the other Purchase Transactions; (2) prohibiting or materially limiting the ownership of the Company's Common Stock by any of the Holders; (3) compelling the Company, the Holders or any of their respective affiliates to dispose of or hold separate all or any material portion of the business or assets of the Company, the Holders or any of their respective affiliates, as a result of the Note Purchase; or (4) requiring divestiture by any Holder or any affiliate of any Holder of any Warrants or shares of Common Stock;


                            (g) as of the Closing Date, each of the employees of
the Company listed on Schedule A to the Exchange Agreement (each a "Key Employee") shall continue to be employed by the Company in the capacity indicated on Schedule A to the Exchange Agreement;

                            (h) the representations and warranties contained in
Section 4 of this Agreement shall be true and correct at and as of the Closing Date;

                            (i) as of the date of the Proxy Statement and as of
the Closing Date, none of the Proxy Statement or any amendment or supplement thereto contains or will contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                            (j) subsequent to the date hereof (A) there has been
no material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs or business prospects ("Material Adverse Effect") of the Company or its subsidiaries, whether or not arising in the ordinary course of business, the occurrence of which gives rise to an obligation of the Company to amend, supplement or otherwise revise the disclosure provided in the Proxy Statement, (B) without the prior written consent of each of the Holders, the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transaction not in the ordinary course of business, or required to be disclosed on a balance sheet prepared in accordance with GAAP, either when considered alone or together with all other such transactions, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on its capital stock;

                            (k) the Note Purchase shall not be prohibited by any
applicable law;


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

                            (l) each of the Holders shall participate in the
Note Purchase in accordance with Section 1 hereof;

                            (m) the Company and CuraCare, Inc., on the one hand,
and DVI Financial Services, Inc. and DVI Business Credit, Inc. (collectively, "DVI"), on the other hand, shall have entered into a permanent credit facility in accordance with the terms of DVI's letter to the Company dated April 28, 1995 and in accordance with the intercreditor arrangements with GE as set forth in GE's letter to the Company dated April 21, 1995 (the DVI Facility");

                            (n) the GE Lease Modification shall continue to
remain in effect, an Event of Default (as defined in the documents relating to the GE Lease Modification) shall not have occurred and be continuing and any amendment thereto shall be under terms reasonably acceptable to each of the Holders; and

                            (o) the Company and the Holders shall have entered
into a registration rights agreement substantially in the form of Exhibit C hereto (the "Registration Rights Agreement").

   Section 3.2              Conditions to Obligations of the Company

                            (a) the expiration or termination of any waiting
period (and any extension thereof) applicable to the consummation of the Note Purchase and the Purchase Transactions under any applicable law;

                            (b) there shall have been no order or preliminary or
permanent injunction entered in any action, claim or proceeding and no law enacted, entered, enforced, promulgated, amended, issued or deemed applicable to
(A) the Holders, the Company or any subsidiary or affiliate of the Company or the Holders or (B) the Note Purchase, which shall have remained in effect and which shall have had the effect of: (1) making illegal, materially delaying or otherwise directly or indirectly prohibiting or making materially more costly the consummation of the Note Purchase or the other Purchase Transactions; (2) prohibiting or materially limiting the ownership of the Company's Common Stock by any of the Holders; (3) compelling the Company, the Holders or any of their respective affiliates to dispose of or hold separate all or any material portion of the business or assets of the Company, the Holders or any of their respective affiliates, as a result of the Note Purchase; or (iv) requiring divestiture by any Holder or any affiliate of any Holder of any Warrants of shares of Common Stock; and

                            (c) the Note Purchase shall not be prohibited by any
applicable law;

                            (d) each of the Holders shall participate in the
Note Purchase in accordance with Section 1 hereof; and

                            (e) each of the persons nominated by the Holders
shall have withdrawn or resigned from the Company's Board of Directors;

                            (f) each of the Holders shall have provided the
Consents; and

                            (g) DVI shall have agreed to enter into the DVI
Facility.

SECTION 4.       Representations and Warranties

                 The Company represents and warrants to each Holder as follows:

     Section 4.1            Capitalization

                            (a) The total authorized capital stock of the
Company consists of 10,000,000 shares of common stock, no par value (the "Common Stock"), 2,867,401 of which are issued and outstanding on the date hereof. Each share of the Company's capital stock that is issued and outstanding (i) has been duly authorized and validly issued and (ii) is fully paid and nonassessable and free of preemptive and similar rights.

                            (b) Upon consummation of the Note Purchase, and upon
each issuance of Delayed Securities, each Holder will acquire valid title to the shares of Common Stock and Warrants being acquired by it, free and clear of all liens and restrictions on voting and transfer other than (x) restrictions on transfer imposed by Federal and state securities laws, (y) liens or restrictions on voting and transfer arising from the actions of any Holder, and (z) as set forth in this Agreement and the Registration Rights Agreement.

                            (c) The Common Stock and Warrants to be issued as
consideration for the Notes (including the Delayed Securities, if any) have been duly authorized and, upon consummation of the Note Purchase, and upon each issuance of Delayed Securities, will be validly issued, fully paid and nonassessable and free of preemptive or similar rights, and the Common Stock issuable upon exercise of the


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


Warrants (the "Warrant Shares") has been duly authorized and, when issued upon such exercise in accordance with the terms thereof, will be validly issued, fully paid and nonassessable and free of preemptive or similar rights. A sufficient number of shares of Common Stock have been reserved solely for issuance and delivery upon exercise of the Warrants.

                            (d) Except for this Agreement, the warrants to
purchase an aggregate of 225,000 shares of Common Stock issued or to be issued in connection with the GE Lease Modification and the DVI Facility, the shares of Common Stock to be issued in the Additional Issuance, and options granted pursuant to and listed in the Proxy Statement and referred to in Exhibit A to the Letter Agreement, there are, and immediately following the Closing Date there will be, no outstanding (i) securities convertible into or exchangeable for any capital stock of the Company or any subsidiary of the Company, (ii) options, warrants or other rights to purchase or subscribe to capital stock of the Company or any subsidiary of the Company or securities convertible into or exchangeable for capital stock of the Company of any subsidiary of the Company, or (iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind, to which the Company or any of its subsidiaries is a party or that arise from any action of the Company or any of its subsidiaries, relating to the issuance of any capital stock of the Company or any subsidiary of the Company, any such convertible or exchangeable securities or any such options, warrants or rights.

   Section 4.2              Authorization of Agreement

                 The execution and delivery of this Agreement and the other documents relating to the transactions contemplated hereby (the "Documents") to which the Company or any subsidiary of the Company is a party, and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the Company and no other proceedings on the part of any of the Company, any subsidiary of the Company or any of their respective stockholders or affiliates are necessary to authorize this Agreement or the other Documents or to consummate the transactions contemplated hereby or thereby. This Agreement is, and as of the Closing Date, each of the Documents to which the Company or any subsidiary of the Company is a party will be, a valid and binding obligation of the Company or such subsidiary, as the case may be, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditor's rights generally, and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).


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



   Section 4.3              No Violation

                 Neither the execution or delivery by the Company or any of its subsidiaries of the Documents to which it is a party, the performance by each of the Company and each of its subsidiaries of its obligations under this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will (i) constitute a breach or violation under the Charter Documents of the Company or any of its subsidiaries, or (ii) constitute a violation of any Applicable Law, in each case as defined in the Exchange Agreement.

   Section 4.4              No Default

                            (a) No Event of Default (as defined in each of the
Documents) has occurred, which Event of Default could, singly or in the aggregate, have a Material Adverse Effect on the Company after the date on which the Purchase transactions are consummated. There exists no condition that, with the passage of time or otherwise, would (i) except as set forth in the Proxy Statement, result in a default by the Company or any of its subsidiaries under any agreement, which default could, singly or in the aggregate, have a Material Adverse Effect on the Company after the date on which the transactions contemplated hereby or thereby are consummated, or (ii) except as set forth in the Proxy Statement on the date hereof, result in the imposition of any penalty or the acceleration of any indebtedness or obligation which could, singly or in the aggregate, have a Material Adverse Effect on the Company.

                            (b) Neither the execution or delivery by the Company
or any of its subsidiaries of the Documents to which it is a party, the performance by any of the Company or any of its subsidiaries of its obligations under this Agreement and the other Documents, nor the consummation of the transactions contemplated hereby or thereby will conflict with, violate, constitute a breach or violation of or a default (with the passage of time or otherwise) under, require the consent of any person under, give to others any rights of termination, amendment, acceleration or cancellation of or result in the imposition of a lien on any of the properties or assets of any of the Company's subsidiaries or an acceleration of indebtedness pursuant to, any material agreement, except for such conflicts, violations, breaches or defaults
(i) for which consents have already been obtained; and (ii) which could not, singly or in the aggregate, have a Material Adverse Effect on the Company.

    Section 4.5              Representations and Warranties in the Exchange
                             Agreement


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

                 The representations and warranties of the Company in the Exchange Agreement were true on the date thereof, are true on the date hereof and will be true on the Closing Date after giving effect to the transactions contemplated by this Agreement and the other Documents.

    Section 4.6              Proposed Restructurings

                 Neither the Company nor any of its subsidiaries is currently contemplating or has taken any action with respect to any liquidation, bankruptcy, dissolution or other reorganization proceedings except as contemplated by the Purchase Transactions and the Restructuring Transactions.

   SECTION 5. Representations and Warranties of each of the Holders

                 Each of the Holders, severally and not jointly, represents and warrants to the Company as follows:

   Section 5.1               Authorization of Agreement

                 The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by such Holder and no other proceedings on the part of any such Holder or any of its respective stockholders or affiliates are necessary to authorize this Agreement or to consummate the Note Purchase. This Agreement is a valid and binding obligation of such Holder, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditor's rights generally, and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

   Section 5.2               Title to Notes

                 As of the date hereof, each of the Holders beneficially owns free and clear of all claims, liens, charges, encumbrances, options and security interests, to the Notes in the principal amount set forth below:

                                                            Principal
                                                         Amount of Notes
                                                            ----------
                          SunAmerica                        $9,515,000
                          Apollo                            $6,500,000
                          Grace                             $1,600,000
                          Upchurch                          $   79,000

    Section 5.3              Private Placement

                            (a) Such Holder understands that the Note Purchase
is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

                            (b) The shares of Common Stock and Warrants
(including the Delayed Securities, if any) to be acquired by such Holder in the Note Purchase are being acquired for its own account for investment and without a view to making a distribution thereof in violation of the Securities Act or any state securities laws which may be applicable.

                            (c) Such Holder has sufficient knowledge and
experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in such shares of Common Stock and Warrants (including the Delayed Securities, if any) and such Holder is capable of bearing the economic risks of such investment, including a complete loss of its investment.

                            (d) Such Holder is an "accredited investor" as such
term is defined in Regulation D under the Securities Act.

                            (e) Such Holder acknowledges that the Company and,
for purposes of the opinions to be delivered to the Holders pursuant to Section 3.1(c) hereof, Sidley & Austin, will rely on the accuracy and truth of its representations in this Section 5.3, and such Holder hereby consents to such reliance.

                            (f) Such Holder acknowledges that upon original
issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, each certificate evidencing the shares of Common Stock and Warrants being acquired by it (including the Delayed Securities, if any) shall bear a legend substantially in the form of Schedule B hereto.

   SECTION 6.                Other Agreements

          Section 6.1              Warrant Shares

                 The Company hereby agrees that it will (a) not permit the par value, if any, of any Warrant Shares to exceed the amount payable therefor upon exercise, and (b) at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock from time to time issuable upon exercise of the Warrants.

          Section 6.2              Supplemental Indentures

                 The Company hereby agrees to execute and deliver the Supplemental Indentures.

          Section 6.3              Covenants of Holders

                 Each Holder, severally and not jointly, hereby agrees:

                            (a) to vote the shares of Common Stock issued to
such Holder pursuant to Section 1 hereof (and held by such Holder on the date of any such vote) in favor of the Additional Issuance; and

                            (b) that the exercise of the proxy granted by Dr.
Bates pursuant to that certain Agreement and Proxy, dated as of the date hereof, shall constitute such Holder's agreement (i) to waive any then remaining conditions to the Holders' performance under the Exchange Agreement and (ii) to perform thereunder, in each case so long as (A) the Company performs its obligations thereunder and (B) the transactions contemplated by the Exchange Agreement are consummated on or before May 25, 1995.

          Section 6.4       Further Assurances

                 Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Agreement on or prior to the termination of this Agreement pursuant to Section 7.1 hereof. The parties agree to take such further action and to deliver or cause to be delivered to each other at the closing and at such other times thereafter as shall be reasonably agreed by such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the agreements and transactions contemplated hereby.

SECTION 7.                Miscellaneous

          Section 7.1       Termination

                 This Agreement may be terminated and the Note Purchase may be abandoned at any time prior to the closing (provided that any such termination or consummation of the Exchange Offer shall not relieve any party from liability for a breach of any provision hereof prior to such termination):

                            (a) by the unanimous written consent of the Company,
Dr. Bates and the Holders;

                            (b) by the Holders if (i) any representation,
warranty, covenant or agreement of the Company or Dr. Bates contained in this Agreement or any of the other Documents shall have been breached in any material respect (other than those qualified by a materiality standard which shall have been breached in any respect); or (ii) the Company's board of directors fails to approve this Agreement or the Note Purchase and the other transactions contemplated hereby and by the other Documents; and

                            (c) automatically on May 17, 1995, unless otherwise
extended by the Holders in their sole discretion.

                            Termination pursuant to the foregoing clause (a),
(b) or (c) notwithstanding, Sections 2 and 6.3(b) hereof shall remain in effect.


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


          Section 7.2              Successors and Assigns

                 This Agreement shall be binding upon and shall inure to the benefit of any and all successors and assigns of the parties hereto. This Agreement may not be assigned by any party, by operation of law or otherwise, without the express prior written consent of each of the other parties, which consent may be granted or withheld in each such party's sole discretion; provided, however, that no such consent shall be necessary in connection with an assignment by Apollo or SunAmerica to any Related Person of such Holder if such Related Person shall agree to be bound by the terms of this Agreement. "Related Person" of any Holder means any subsidiary or affiliate of such Holder or any investment fund, investment account or investment entity whose investment manager, investment advisor, or principal thereof, is such Holder, an affiliate of such Holder or an investment manager, investment advisor or principal of such Holder or affiliate.

          Section 7.3              Specific Performance

                 Each of the Company and Dr. Bates and, with respect to Section 6.3, the Holders hereby acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Agreement or any of the Documents or any of the Purchase Transactions were not performed in accordance with their specific terms or were otherwise breached. Consequently, each of the Company and Dr. Bates and, with respect to
Section 6.3, the Holders hereby agrees that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement or any other Document or any of the Purchase Transactions and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

          Section 7.4              Amendment and Waiver

                 This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the parties hereto.

          Section 7.5              Counterparts

                 This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          Section 7.6              Headings

                 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 7.7              Governing Law

                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          Section 7.8              Entire Agreement

                 This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

          Section 7.9    Severability

                 If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                          AMERICAN SHARED HOSPITAL SERVICES

                                          By:
                                             -----------------------------
                                          Its: Chairman and CEO

                                          AIF II, L.P.

                                            By:  Apollo Advisors, L.P.
                                                  Managing General Partner

                                            By:  Apollo Capital Management, Inc.
                                                  General Partner

                                          By:
                                              -----------------------------
                                          Its:
                                              -----------------------------

                                          ANCHOR NATIONAL LIFE INSURANCE
                                          COMPANY

                                          By:
                                              -----------------------------


                                          -----------------------------
                                          Ernest A. Bates, M.D.

                                          GRACE BROTHERS, LTD.

                                          By:
                                              -----------------------------
                                          Its:
                                              -----------------------------

                                          LION ADVISORS, L.P.
                                           on behalf of an account
                                           under management

                                           By:  Lion Capital Management, Inc.
                                                  General Partner

                                          By:
                                              -----------------------------
                                          Its:
                                              -----------------------------

                                          SUN LIFE INSURANCE COMPANY OF AMERICA

                                          By:
                                              -----------------------------


                                          SUNAMERICA INC.

                                          By:
                                              -----------------------------
                                          Its:
                                              -----------------------------

                                          UPCHURCH LIVING TRUST U/A/D 12/14/90

                                          By:
                                              -----------------------------
                                          Its:     Trustee